Exhibit 10.111

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00172354.0

AMENDMENT

Date of Amendment: June 1, 2015

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF 00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, NA) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:
•	MSCI Saudi Arabia IMI 25/50 Index

Or such other index as agreed by Licensee and MSCI in writing,

2.	Licensee may use the Index set forth in Section 1 above solely with respect to the following Licensee fund (which shall be a “Fund” as such term is defined in the Agreement):
•	iShares MSCI Saudi Arabia Capped ETF

Or such other names as agreed by Licensee and MSCI in writing.

The Fund shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.

Licensee shall pay MSCI a *********** license fee based on the Fund’s ***************************************, which fee shall be calculated and payable on a *********** *****. The *********** license fee shall be calculated as a percentage of the Fund’s AUM during the applicable *********************************, as follows:

***********

***********

***********

For the avoidance of doubt, the *********** license fees shall be calculated ***********. For example,

********************************************************************************************************************************************************************************************************************************************************************************************************************.

“Expense Ratio” shall mean the *********** obtained when dividing **************************************************************************************************************.

Notwithstanding anything to the contrary contained herein, if the Fund does not have an *********** or if a Fund’s ********************** or if a Fund has an ***********, the *********** licensee fee for such Fund shall

******************************************************************.

4.	Special Conditions:

a.

To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.

MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if within one (1) year of the date of this Amendment, Licensee does not list the Fund and/or the Fund is not based on the Index.

c.	If Licensee delists the Fund or changes the underlying MSCI index for the Fund, then Licensee’s right to use the Index with respect to the Fund shall automatically and immediately terminate.
d.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
e.

On the date hereof this Amendment, this Amendment shall cancel and replace in its entirety that certain Amendment dated September 17, 2014 between MSCI and Licensee with MSCI internal reference AMD_00145052.0.

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ACKNOWLEDGED AND AGREED:
LICENSEE: BlackRock Fund Advisors	MSCI Inc.
By/s/ Paul C. Lohrey Name Paul C. Lohrey Title Managing Director Date July 28, 2015	By/s/ Alex Gil Name Alex Gil Title Executive Director Date Aug 18, 2015

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